United states

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

                                               Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN Report

SECTION 2 – FINANCIAL INFORMATION

Item 2.02     Results of Operations and Financial Condition

The information contained within Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 21, 2014, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) issued a press release which contained certain preliminary operating results for the quarter ended September 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

On October 22, 2014, Ethan Allen will conduct a conference call during which certain unaudited financial information including certain non-GAAP financial data related to the Company’s operations for the three months ended September 30, 2014 and September 30, 2013 will be disclosed.

Exhibit 99.1 includes references to the Company's (i) consolidated operating income/operating margin, (ii) wholesale operating income/operating margin, (iii) retail operating income/operating margin, (iv) net income, (v) earnings per share, and (vi) earnings before interest, taxes, depreciation and amortization ("EBITDA"), all excluding the effects of restructuring charges as a result of the Company’s previous decision to consolidate facilities, and also excluding certain transition costs and non-operating income adjustments in both fiscal 2014 and fiscal 2013. A reconciliation of these financial measures to the most directly comparable financial measure reported in accordance with generally accepted accounting principles (“GAAP”) is also provided in Exhibit 99.1.

Management believes that excluding items which are deemed to be non-recurring in nature from financial measures such as operating income, operating margin, net income, and earnings per share, allows investors to more easily compare and evaluate the Company's financial performance relative to prior periods and industry comparables. These adjusted measures also aid investors in understanding the operating results of the Company absent such non-recurring or unusual events.

Management considers EBITDA an important indicator of the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. Given the nature of the Company's operations, including the tangible assets necessary to carry out its production and distribution activities, depreciation and amortization represent Ethan Allen's largest non-cash charges. As these non-cash charges do not affect the Company's ability to service debt or make capital expenditures, it is important to consider EBITDA in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP, including cash flow measures such as operating cash flow.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release dated October 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date: October 21, 2014	By:	/s/ Corey Whitely
Corey Whitely
Executive Vice President, Administration, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 21, 2014

3